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                                                                    EXHIBIT 32.2

                           Certification Pursuant to
                            18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

     I, John D. Grampa, Vice President Finance and Chief Financial Officer of Brush Engineered Materials Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge,

1. The Annual Report on Form 10-K of the Company for the period ending December 31, 2003 (the "Periodic Report") fully complies with the requirements of
   Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Dated: March 15, 2004                      /s/ JOHN D. GRAMPA
                                           --------------------------------------------------
                                           John D. Grampa
                                           Vice President Finance and Chief Financial Officer
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